UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2013

DEVELOPMENT CAPITAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-54566	27-3746561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5441 NW 15th Street, Suite 1 Margate, FL 33063
(Address of principal executive offices, including zip code)

(289) 208-8052
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On December 3, 2013, Development Capital Group, Inc. (the “Corporation”) raised a total of $132,500 in a private offering of 2,650,000 shares of its restricted common stock.  Such shares of common stock shall be issued in accordance with exemptions from registration provided by Section 4(2), Regulation D and/or Regulation S of the Securitas Act of 1933, as amended (“Securities Act”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Johnathan Lindsay
Johnathan Lindsay Chief Executive Officer

Dated: December 26, 2013